UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 10, 2005
(December 31, 2004)

AIRNET SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 International Gateway, Columbus, Ohio  43219
(Address of principal executive offices) (Zip Code)

(614) 237-9777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.   Other Events.

On January 5, 2005, upon the approval of the Board of Directors of AirNet Systems, Inc. (the “Registrant”), the Registrant engaged Brown Gibbons Lang & Company (“BGL”) to serve as the Registrant’s exclusive financial advisor and investment banker to review, develop and evaluate various strategic alternatives to enhance shareholder value. BGL’s analysis will address, among other things, capitalization, growth and value realization transaction alternatives that may be available to the Registrant.  Such alternatives may include one or more of the following:  potential acquisitions or divestitures, a sale of the Registrant or one or more of its business units, the raising of additional capital or the refinancing or restructuring of the Registrant’s existing capital structure.  BGL has not been engaged to analyze, or advise the Registrant with respect to, any particular transaction.

BGL is a NASD-registered independent investment bank serving middle market companies throughout the U.S. and internationally, with offices in Cleveland, Ohio and Chicago, Illinois.

In addition, on January 10, 2005, the Registrant announced the separation of a long-term executive officer Kendall W. Wright, effective December 31, 2004. Mr. Wright had served as the Registrant’s Vice President of Airline Development.  AirNet and Mr. Wright have agreed in principle to a separation agreement which includes one year of compensation at his current salary level and certain other benefits.

On January 10, 2005, the Registrant issued a news release (the “Release”) announcing the engagement of BGL and the separation of Mr. Wright.  A copy of the Release is filed with this Current Report on Form 8-K as Exhibit 99.1.

 Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits

a)              Financial statements of businesses acquired:  Not applicable

b)             Pro forma financial information:  Not applicable

c)              Exhibit:  The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release issued by AirNet Systems, Inc. on January 10, 2005

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signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: January 10, 2005	By:	/s/ Gary W. Qualmann
Gary W. Qualmann
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated January 10, 2005

AirNet Systems, Inc.

Exhibit No.	Description

99.1	News Release issued by AirNet Systems, Inc. on January 10, 2005